UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2004

INDYMAC BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-08972 (Commission File Number)	95-3983415 (IRS Employer Identification No.)

155 North Lake Avenue, Pasadena, California 91101-7211
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.

     On October 28, 2004, IndyMac Bancorp, Inc., a Delaware corporation (the “Company”), issued an earnings release announcing its results of operations and financial condition for the three and nine months ended September 30, 2004. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.

     On October 28, 2004, the Company, will host a live webcast presentation in connection with its quarterly release of earnings. A copy of the Company’s webcast presentation is furnished as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	IndyMac Bancorp, Inc. press release dated October 28, 2004.

99.2	IndyMac Bancorp, Inc. webcast presentation dated October 28, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC BANCORP, INC.
Date: October 28, 2004	By:	/s/ Scott Keys
Scott Keys
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	IndyMac Bancorp, Inc. press release dated October 28, 2004.

99.2	IndyMac Bancorp, Inc. webcast presentation dated October 28, 2004.